CLOVER COMPUTER CORP.
                          REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2004 AND 2003

                              CLOVER COMPUTER CORP.
                     INDEX TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2004 AND 2003



                                                                        Page(s)

Accountants' Review Report                                                1

Reviewed Financial Statements:

         Balance Sheets at June 30, 2004 and 2003                         2

         Statements of Income for the Six Months Ended
           June 30, 2004 and 2003                                         3

         Statements of Stockholders' Equity (Deficit) for the
           Six Months Ended June 30, 2004 and 2003                        4

         Statements of Cash Flows for the Six Months Ended
           June 30, 2004 and 2003                                         5

Notes to the Reviewed Financial Statements                              6-9

                           ACCOUNTANTS' REVIEW REPORT

To the Stockholders of
Clover Computer Corp.
Coshocton, Ohio

We have reviewed the accompanying balance sheets of Clover Computer Corp., an Ohio S Corporation (the "Company") as of June 30, 2004 and 2003, and the related statements of income, stockholders' equity, and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements are the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.


Bagell Josephs & Company, L.L.C.
Bagell, Josephs & Company, L.L.C.
Gibbsboro, New Jersey

August 31, 2004

                              CLOVER COMPUTER CORP.
                                 BALANCE SHEETS
                             JUNE 30, 2004 AND 2003

                                                          2004          2003
                                                        ---------    ---------

                          ASSETS

Current Assets:

  Cash                                                  $ 486,282    $ 516,639
  Accounts receivable, net                                 77,776       45,701
  Inventory                                                11,300        6,293
  Prepaid expenses and other current assets                 6,561       18,531
                                                        ---------    ---------
             Total current assets                         581,919      587,164
                                                        ---------    ---------


Property and equipment, net                               174,375      178,025
                                                        ---------    ---------


             TOTAL ASSETS                               $ 756,294    $ 765,189
                                                        =========    =========


                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses                 $ 225,711    $ 247,433
  Deferred revenue                                        214,287      125,606
                                                        ---------    ---------

             Total current liabilities                    439,998      373,039
                                                        ---------    ---------


STOCKHOLDERS' EQUITY
  Common stock                                             84,000       84,000
  Retained earnings                                       238,296      314,150
  Treasury stock (at cost)                                 (6,000)      (6,000)
                                                        ---------    ---------

             Total stockholders' equity                   316,296      392,150
                                                        ---------    ---------


             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 756,294    $ 765,189
                                                        =========    =========


             See accompanying notes and accountants' review report.

                              CLOVER COMPUTER CORP.
                              STATEMENTS OF INCOME
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                          2004         2003
                                                        ---------    ---------


REVENUE                                                 $ 662,746    $ 851,538
                                                        ---------    ---------

COSTS OF GOODS SOLD:
  Inventory - beginning of period                          10,157       20,944
  Purchases                                               178,425       89,435
  Satelite, telephone, domain charges                     196,487      190,544
                                                        ---------    ---------

                                                          385,069      300,923
  Less: Inventory - end of period                         (50,051)      (6,293)
                                                        ---------    ---------

COST OF GOODS SOLD                                        335,018      294,630
                                                        ---------    ---------

GROSS PROFIT                                              327,728      556,908
                                                        ---------    ---------

EXPENSES:
  Selling, general and administrative                     303,178      484,086
  Depreciation                                             28,320       41,286
                                                        ---------    ---------
              Total costs and expenses                    331,498      525,372
                                                        ---------    ---------

INCOME BEFORE OTHER INCOME                                 (3,770)      31,536
                                                        ---------    ---------

OTHER INCOME
  Rental income                                             4,973        8,744
  Interest income                                           3,282        2,863
                                                        ---------    ---------
              Total other income                            8,255       11,607
                                                        ---------    ---------


NET INCOME                                              $   4,485    $  43,143
                                                        =========    =========

             See accompanying notes and accountants' review report.


                              CLOVER COMPUTER CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                Common      Treasury       Retained
                                Stock        Stock         Earnings        Total
                             -----------   -----------    -----------  -----------

Balance - Janauary 1, 2003   $    84,000   $    (6,000)   $   271,007  $   349,007

Net income for the period             --            --         43,143       43,143
                             -----------   -----------    -----------  -----------

Balance - June 30, 2003      $    84,000   $    (6,000)   $   314,150  $   392,150
                             ===========   ===========    ===========  ===========


Balance - Janauary 1, 2004   $ 84,000.00   $ (6,000.00)   $233,811.00  $311,811.00

Net income for the period             --            --          4,485        4,485
                             -----------   -----------    -----------  -----------

Balance - June 30, 2004      $    84,000   $    (6,000)   $   238,296   $  316,296
                             ===========   ===========    ===========  ===========


             See accompanying notes and accountants' review report.


                              CLOVER COMPUTER CORP.
                            STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                                                     2004         2003
                                                                                   ---------    ---------

Cash Flows from Operating Activities:
  Net income                                                                       $   4,485    $  43,143
                                                                                   ---------    ---------
  Adjustments to reconcile net income to net
   cash provided by (used  in) operating activities:
        Depreciation                                                                  28,320       41,286
        Changes in operating assets and liabilities:
           (Increase) decrease in accounts receivable                                (29,179)      28,529
           (Increase) decrease in inventory                                           (1,143)      14,651
           Decrease in prepaid expenses and other current assets                      20,283        7,066
           Increase (decrease) in deferred revenue                                    12,563       70,301
           Increase (decrease) in accounts payable and accrued expenses             (143,194)     (25,830)
                                                                                   ---------    ---------
             Total adjustments                                                      (112,350)     136,003
                                                                                   ---------    ---------
              Net cash provided by (used in) operating activities                   (107,865)     179,146
                                                                                   ---------    ---------

Cash Flows from Investing Activities:
  Purchase of property and equipment                                                  (4,769)     (50,285)
                                                                                   ---------    ---------
              Net cash (used in) investing activities                                 (4,769)     (50,285)
                                                                                   ---------    ---------


Net increase (decrease) in cash flows                                               (112,634)     128,861

Cash - Beginning of Period                                                           598,916      387,778
                                                                                   ---------    ---------

Cash - End of Period                                                               $ 486,282    $ 516,639
                                                                                   =========    =========

             See accompanying notes and accountants' review report.

                              CLOVER COMPUTER CORP.
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2004 AND 2003

NOTE 1 - NATURE OF BUSINESS

      Clover Computer Corp. (the "Company") was incorporated in the State of Ohio on December 6, 1983. The Company gained S Corporation status on January 1, 2002.

      The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in the Coshocton, Ohio area and concentrates on offering technical support and know-how with strong customer support and infrastructure. The Company specializes in the T1 connections for local businesses. The Company also is a reseller of computers, software, and systems.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Use of Estimates

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

      Cash and Cash Equivalents

      For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

      Concentrations of Credit Risk

      Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

      Cash

      The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

      Accounts Receivable

      The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

                              CLOVER COMPUTER CORP.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

      Revenue Recognition

      The Company earns revenue from providing the services as noted herein. The Company generally bills for the services on the monthly anniversary date for the following monthly service period. The Company has recorded deferred revenue for any services billed in advance of the service period.

      For computers sold, the Company recognizes the sale upon shipment of the merchandise.

      Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

      Property and Equipment

      Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

      Fair Value of Financial Instruments

      The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of June 30, 2004 and 2003.

      Income Taxes

      The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual shareholders.

      Advertising Costs

      Advertising costs are expensed as incurred. Advertising costs are included in the statements of income for the six months ended June 30, 2004 and 2003.

                              CLOVER COMPUTER CORP.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2004 AND 2003

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES
         (CONTINUED)

      Net Income (Loss) Per Common Share

      The Company computes earnings per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

      Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

      When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation as the effect would be anti-dilutive.

NOTE 3-    PROPERTY AND EQUIPMENT

      Property and equipment as of June 30, 2004 and 2003 were as follows:


                                        Estimated Useful
                                         Lives (Years)       2003          2002
                                         -------------       ----          ----
        Vehicles                               5          $ 87,954      $ 87,954
        Furniture and machinery              5 - 7         541,660       464,592
        Land and improvements                               21,342        21,342
        Buildings and improvements          19 - 39        126,983       126,983
                                                           -------       -------
                                                           777,939       700,871
        Less accumulated depreciation                      603,564       522,846
                                                           -------       -------
        Property and equipment, net                       $174,375     $ 178,025
                                                          ========     =========

      Depreciation expense was $28,320 and $41,286 for the six months ended June 30, 2004 and 2003, respectively.

                              CLOVER COMPUTER CORP.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2004 AND 2003

NOTE 4 - COMMITMENTS

      Operating Lease Commitments

      The Company leases spaces throughout the region for its various towers and antennae's, varying from month to month terms to annual commitments. The annual leases are set to begin expiring in September 2004. The Company has been renewing these leases as they come expire for additional month or year terms.

      Rent expense for the six months ended June 30, 2004 and 2003 was $20,939 and $32,871, respectively.

NOTE 5 - STOCKHOLDERS' EQUITY

      The Company was incorporated as an Ohio corporation in December 1983. The Company has one class of common stock, no par value. The Company was incorporated with 500 shares authorized of which 331 shares are issued and outstanding at June 30, 2004 and 2003.

      The Company also bought back 40 shares for a cost of $6,000. These shares remain in treasury as of June 30, 2004.

NOTE 6 - SUBSEQUENT EVENTS

      The Company on July 6, 2004, was acquired for $1,250,000 by DFWS Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $1,963.746 for each share of stock converted for a total of $650,000 in cash, net of adjustments that brought the amount down to $584,000. In addition, the Company was issued a 7% promissory note in the amount of $300,000, net of adjustments down to $271,000 and a 4% convertible promissory note in the amount of $300,000, net of adjustments down to $271,000.

                              CLOVER COMPUTER CORP.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                              CLOVER COMPUTER CORP.
                          INDEX TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm                     1

Financial Statements:

         Balance Sheets at December 31, 2003 and 2002                       2

         Statements of Income for the Years Ended
           December 31, 2003 and 2002                                       3

         Statements of Stockholders' Equity for the
           Years Ended December 31, 2003 and 2002                           4

         Statements of Cash Flows for the Years Ended
           December 31, 2003 and 2002                                       5

Notes to the Financial Statements                                         6-9

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders of
Clover Computer Corp.
Coshocton, Ohio

We have audited the accompanying balance sheets of Clover Computer Corp., an Ohio S Corporation (the "Company") as of December 31, 2003 and 2002, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clover Computer Corp. as of December 31, 2003 and 2002, and the results of its operations, changes in stockholders' equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


Bagell Josephs & Company, L.L.C.
Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

August 31, 2004

                              CLOVER COMPUTER CORP.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                                           2003         2002
                                                         ---------    ---------
                                            ASSETS

Current Assets:
  Cash                                                   $ 598,916    $ 387,778
  Accounts receivable, net                                  48,597       74,230
  Inventory                                                 10,157       20,944
  Prepaid expenses and other current assets                 26,844       25,597
                                                         ---------    ---------
             Total current assets                          684,514      508,549
                                                         ---------    ---------


Property and equipment, net                                197,926      169,026
                                                         ---------    ---------

             TOTAL ASSETS                                $ 882,440    $ 677,575
                                                         =========    =========


          LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses                  $ 368,905    $ 273,263
  Deferred revenue                                         201,724       55,305
                                                         ---------    ---------

             Total current liabilities                     570,629      328,568
                                                         ---------    ---------

STOCKHOLDERS' EQUITY
  Common stock                                              84,000       84,000
  Retained earnings                                        233,811      271,007
  Treasury stock (at cost)                                  (6,000)      (6,000)
                                                         ---------    ---------

             Total stockholders' equity                    311,811      349,007
                                                         ---------    ---------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $ 882,440    $ 677,575
                                                         =========    =========


             See accompanying notes and accountants' review report.

                              CLOVER COMPUTER CORP.
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                            2003           2002
                                         -----------    -----------

REVENUE                                  $ 1,534,049    $ 1,845,981
                                         -----------    -----------

COSTS OF GOODS SOLD:
  Inventory - beginning of year               20,944         12,362
  Purchases                                  180,266        455,233
  Satelite, telephone, domain charges        397,608        373,462
                                         -----------    -----------

                                             598,818        841,057
  Less: Inventory - end of year              (10,157)       (20,944)
                                         -----------    -----------

COST OF GOODS SOLD                           588,661        820,113
                                         -----------    -----------

GROSS PROFIT                                 945,388      1,025,868
                                         -----------    -----------

EXPENSES:
  Selling, general and administrative        779,752      1,000,463
  Depreciation                                93,684         80,439
                                         -----------    -----------
              Total costs and expenses       873,436      1,080,902
                                         -----------    -----------

INCOME (LOSS) BEFORE OTHER INCOME             71,952        (55,034)
                                         -----------    -----------

OTHER INCOME
  Rental income                               15,276         19,725
  Interest income                              8,376          1,969
                                         -----------    -----------
              Total other income              23,652         21,694
                                         -----------    -----------

NET INCOME (LOSS)                        $    95,604    $   (33,340)
                                         ===========    ===========

             See accompanying notes and accountants' review report.

                              CLOVER COMPUTER CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                 Common    Treasury      Retained
                                 Stock       Stock       Earnings      Total
                                ---------   ---------    ---------    ---------

Balance - Janauary 1, 2002      $  84,000   $  (6,000)   $ 304,347    $ 382,347


  Net loss for the year                --          --      (33,340)     (33,340)
                                ---------   ---------    ---------    ---------


Balance - December 31, 2002        84,000      (6,000)     271,007      349,007

  Net income for the year              --          --       95,604       95,604

  Less: Shareholder
         Distributions                 --          --     (132,800)    (132,800)
                                ---------   ---------    ---------    ---------


Balance - December 31, 2003     $  84,000   $  (6,000)   $ 233,811    $ 311,811
                                =========   =========    =========    =========


             See accompanying notes and accountants' review report.


                              CLOVER COMPUTER CORP.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                     2003         2002
                                                                                   ---------    ---------
Cash Flows from Operating Activities:
  Net income                                                                       $  95,604    $ (33,340)
                                                                                   ---------    ---------
  Adjustments to reconcile net income to
   net cash provided by operating activities:
        Depreciation                                                                  93,684       80,439
        Changes in operating assets and liabilities:
           Decrease in accounts receivable                                            25,633       31,028
           (Increase) decrease in inventory                                           10,787       (8,582)
           (Increase) decrease in prepaid expenses and other current assets           (1,247)      20,680
           Increase (decrease) in deferred revenue                                   146,419         (855)
           Increase (decrease) in accounts payable and accrued expenses               95,642      185,435
                                                                                   ---------    ---------
             Total adjustments                                                       370,918      308,145
                                                                                   ---------    ---------
              Net cash provided by operating activities                              466,522      274,805
                                                                                   ---------    ---------

Cash Flows from Investing Activities:
  Purchase of property and equipment                                                (122,584)     (38,169)
                                                                                   ---------    ---------
              Net cash (used in) investing activities                               (122,584)     (38,169)
                                                                                   ---------    ---------

Cash Flows from Financing Activities:
  Repayment of officer loan                                                               --      (23,500)
  Shareholder distributions                                                         (132,800)          --
                                                                                   ---------    ---------
              Net cash (used in) financing activities                               (132,800)     (23,500)
                                                                                   ---------    ---------


Net increase in cash flows                                                           211,138      213,136

Cash - Beginning of Year                                                             387,778      174,642
                                                                                   ---------    ---------

Cash - End of Year                                                                 $ 598,916    $ 387,778
                                                                                   =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

             During the year, cash was paid for the following:
               Income taxes                                                        $   3,500    $   4,631
                                                                                   =========    =========


             See accompanying notes and accountants' review report.

                              CLOVER COMPUTER CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 1 - NATURE OF BUSINESS

      Clover Computer Corp. (the "Company") was incorporated in the State of Ohio on December 6, 1983. The Company gained S Corporation status on January 1, 2002.

      The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in the Coshocton, Ohio area and concentrates on offering technical support and know-how with strong customer support and infrastructure. The Company specializes in the T1 connections for local businesses. The Company also is a reseller of computers, software, and systems.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Use of Estimates

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

      Cash and Cash Equivalents

      For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

      Concentrations of Credit Risk

      Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

      Cash

      The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

      Accounts Receivable

      The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

                              CLOVER COMPUTER CORP.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

      Revenue Recognition

      The Company earns revenue from providing the services as noted herein. The Company generally bills for the services on the monthly anniversary date for the following monthly service period. The Company has recorded deferred revenue for any services billed or received in advance of the service period.

      For computers sold, the Company recognizes the sale upon shipment of the merchandise.

      Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

      Property and Equipment

      Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

      Fair Value of Financial Instruments

      The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

      Income Taxes

      The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual shareholders.

      Advertising Costs

      Advertising costs are expensed as incurred. Advertising costs are included in the statements of income for the years ended December 31, 2003 and 2002.

                              CLOVER COMPUTER CORP.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

      Net Income Per Common Share

      The Company computes earnings per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

      Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

      When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 -  PROPERTY AND EQUIPMENT

      Property and equipment as of December 31, 2003 and 2002 were as follows:


                                        Estimated Useful
                                         Lives (Years)      2003         2002
                                         -------------      ----         ----
        Vehicles                               5         $ 87,954     $ 54,954
        Furniture and machinery              5 - 7        536,891      447,307
        Land and improvements                              21,342       21,342
        Buildings and improvements          19 - 39       126,983      126,983
                                                          -------      -------
                                                          773,170      650,586
        Less accumulated depreciation                     575,244      481,560
                                                          -------      -------
        Property and equipment, net                      $197,926    $ 169,026
                                                         ========    =========


      Depreciation expense was $93,684 and $80,439 for the years ended December 31, 2003 and 2002, respectively.

                              CLOVER COMPUTER CORP.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 4 - COMMITMENTS

      Operating Lease Commitments

      The Company leases spaces throughout the region for its various towers and antennae's, varying from month to month terms to annual commitments. The annual leases are set to begin expiring in September 2004. The Company has been renewing these leases as they come expire for additional month or year terms.

      Rent expense for the years ended December 31, 2003 and 2002 was $51,327 and $72,495, respectively.

NOTE 5 - STOCKHOLDERS' EQUITY

      The Company was incorporated as an Ohio corporation in December 1983. The Company has one class of common stock, no par value. The Company was incorporated with 500 shares authorized of which 331 shares are issued and outstanding at December 31, 2003 and 2002.

      The Company also bought back 40 shares for a cost of $6,000. These shares remain in treasury as of December 31, 2003.

NOTE 6 - SUBSEQUENT EVENTS

      The Company on July 6, 2004, was acquired for $1,250,000 by DFWS Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $1,963.746 for each share of stock converted for a total of $650,000 in cash, net of adjustments that brought the amount down to $584,000. In addition, the Company was issued a 7% promissory note in the amount of $300,000, net of adjustments down to $271,000 and a 4% convertible promissory note in the amount of $300,000, net of adjustments down to $271,000.